1

Form N-SAR
Registrant:    Franklin Templeton Variable Insurance
Products Trust
          Period ended June 30, 2006

Item 77Q1:  Exhibits

Sub-Item No. 77Q1(a)

Copies of the Fund's material amendments to its charter and by-laws are incorporated by reference to the following exhibits, filed on February 15, 2007, Post Effective
Amendment No. 48 on Form N-1A, file No. 033-23493:

EXHIBIT NO.   DESCRIPTION
EX-99 (a)     Agreement and Declaration of Trust of
(i)           Franklin Templeton Variable Insurance
              Products Trust, a Delaware Statutory Trust
EX-99 (a)     Certificate of Trust of Franklin Templeton
(ii)          Variable Insurance Products Trust, a Delaware
              Statutory Trust, dated October 18, 2006
EX-99    (b)  By-Laws of Franklin Templeton Variable
(i)           Insurance Products Trust, a Delaware
              Statutory Trust, effective as of October 18,
              2006

Sub-Item No. 77Q1(e)

Copies of the Fund's investment advisory and sub-advisory contracts are incorporated by reference to the following exhibits, filed on June 27, 2007, of the Fund's filing of Post-Effective Amendment No. 51 on Form N-1A, file No. 033-
23493:

EXHIBIT NO.   DESCRIPTION
EX-           Investment Management Agreement between the
99 (d) (i)    Fund, on behalf of Franklin Flex Cap Growth
              Securities Fund, and Franklin Advisers, Inc.
              dated May 1, 2007
EX-           Investment Management Agreement between the
99 (d) (ii)   Fund, on behalf of Franklin Global Real
              Estate Securities Fund, and Franklin
              Templeton Institutional, LLC dated May 1,
              2007
EX-           Management Agreement between the Fund, on
99 (d) (iii)  behalf of Franklin Large Cap Growth
              Securities Fund, and Franklin Advisers, Inc.
              dated May 1, 2007
EX-           Investment Advisory Agreement between the
99 (d) (iv)   Fund, on behalf of Franklin Large Cap Value
              Securities Fund, and Franklin Advisory
              Services LLC dated May 1, 2007
EX-           Investment Management Agreement between the
99 (d) (v)    Fund, on behalf of Franklin Money Market
              Fund, Franklin Growth and Income Securities
              Fund, Franklin Global Communications
              Securities Fund, Franklin High Income
              Securities Fund, Templeton Global Income
              Securities Fund, Franklin Income Securities
              Fund, Franklin U.S. Government Fund and
              Franklin Zero Coupon Fund - 2010, and
              Franklin Advisers, Inc. dated May 1, 2007
EX-           Management Agreement between the Fund, on
99 (d) (vi)   behalf of Franklin Rising Dividends
              Securities Fund, and Franklin Advisory
              Services, LLC dated May 1, 2007
EX-           Investment Management Agreement between the
99 (d) (vii)  Fund, on behalf of Franklin Small Cap Value
              Securities Fund, and Franklin Advisory
              Services, LLC dated May 1, 2007
EX-           Investment Management Agreement between the
99 (d) (viii  Fund, on behalf of Franklin Small-Mid Cap
)             Growth Fund, and Franklin Advisers, Inc.
              dated May 1, 2007
EX-           Investment Advisory Agreement between the
99 (d) (ix)   Fund, on behalf of Franklin Strategic Income
              Securities Fund, and Franklin Advisers, Inc.
              dated May 1, 2007
EX-99 (d)     Investment Management Agreement between the
(x)           Fund, on behalf of Mutual Discovery
              Securities Fund and Mutual Shares Securities
              Fund, and Franklin Mutual Advisers, LLC,
              dated May 1, 2007
EX-99 (d)     Investment Management Agreement between the
(xi)          Fund, on behalf of Templeton Developing
              Markets Securities Fund, and Templeton Asset
              Management, Ltd., dated May 1, 2007
EX-99 (d)     Investment Management Agreement between the
(xii)         Fund, on behalf of Templeton Foreign
              Securities Fund, and Templeton Investment
              Counsel, LLC dated May 1, 2007
EX-99 (d)     Investment Management Agreement between the
(xiii)        Fund, on behalf of Templeton Global Asset
              Allocation Fund, and Templeton Investment
              Counsel, Inc. dated May 1, 2007
EX-99 (d)     Investment Management Agreement between the
(xiv)         Fund, on behalf of Templeton Growth
              Securities Fund, and Templeton Global
              Advisors Limited
EX-99 (d)     Sub-advisory Agreement between Franklin
(xv)          Templeton Institutional, LLC and Franklin
              Advisers, Inc. for services to Franklin
              Global Real Estate Securities Fund, a series
              of the Fund dated May 1, 2007
EX-99 (d)     Sub-advisory Agreement between Franklin
(xvi)         Mutual Advisers, LLC and Franklin Templeton
              Investment Management Limited, for services
              to Mutual Discovery Securities Fund, a series
              of the Fund dated May 1, 2007
EX-           Sub-advisory Agreement between Templeton
99 (d) (xvii  Investment Counsel, LLC and Franklin
)             Templeton Investment Management Limited for
              services to Templeton Foreign Securities
              Fund, a series of the Fund dated May 1, 2007
EX-           Sub-advisory agreement between Templeton
99 (d) (xvii  Investment Counsel, LLC and Franklin
i)            Advisers, Inc. for services to Templeton
              Global Asset Allocation Fund, a series of the
              Fund dated May 1, 2007
EX-99 (d)     Sub-advisory Agreement between Templeton
(xix)         Investment Counsel, LLC and Franklin
              Templeton Investment Management Limited for
              services to Templeton Global Asset Allocation
              Fund, a series of the Fund dated May 1, 2007
EX-99 (d)     Sub-Advisory Agreement between Templeton
(xx)          Global Advisors Limited and Templeton Asset
              Management Limited, for services to Templeton
              Growth Securities Fund, a series of the Fund dated May 1, 2007